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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust
(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30, 2019

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC VALUE FUND

SEMI-ANNUAL REPORT

December 31, 2018
(Unaudited)

Beginning on January 1, 2021, and as permitted by a rule adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent to you by mail, unless you specifically request that the Funds or your financial intermediary (i.e., the broker-dealer or bank through which you own your shares) send you paper copies of these reports. Instead, shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already have elected to receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications from the Funds by contacting the Funds at 1-800-487-7626 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future shareholder reports of the Funds in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-487-7626. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to the reports of each of the Funds and, if you own shares through a financial intermediary, to the reports of each of the Funds and all other funds that you own through your financial intermediary.

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Value Fund	4
Letter to Shareholders	5
Portfolio Information	19
Schedules of Investments
Hussman Strategic Growth Fund	22
Hussman Strategic Total Return Fund	32
Hussman Strategic International Fund	35
Hussman Strategic Value Fund	41
Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	51
Hussman Strategic Total Return Fund	52
Hussman Strategic International Fund	53
Hussman Strategic Value Fund	54
Financial Highlights
Hussman Strategic Growth Fund	55
Hussman Strategic Total Return Fund	56
Hussman Strategic International Fund	57
Hussman Strategic Value Fund	58
Notes to Financial Statements	59
About Your Funds’ Expenses	84
Other Information	86

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	8.78%	(5.63%)	(6.77%)	(5.15%)	0.92%
S&P 500 Index	(4.38%)	9.26%	8.49%	13.12%	5.00%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its exposure to market fluctuations depending on market conditions. The S&P 500 Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500 Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 1.13% to 1.15% effective November 1, 2018. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 1.37%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	1.48%	3.53%	2.66%	2.21%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.48%	3.97%

(a)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 0.73% to 0.75% effective November 1, 2018. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 0.82%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(4.87%)	(1.40%)	(2.42%)	(1.22%)
MSCI EAFE Index	(13.79%)	2.87%	0.53%	3.81%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2018, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index. In addition, the Fund varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 2.42%.

3

HUSSMAN STRATEGIC VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Value Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic Value Fund(c)(d)	(3.02%)	(1.18%)	(2.42%)	(0.68%)
S&P 500 Index	(4.38%)	9.26%	8.49%	11.78%

(a)

Hussman Strategic Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2019 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 5.72%.

4

The Hussman Funds
Letter to Shareholders	February 15, 2019

Dear Shareholder,

All of the Hussman Funds outperformed their respective benchmarks in 2018, largely due to an adaptation we introduced to our hedging approach in late-2017. That adaptation did not diminish the attention that we place on market valuations in estimating expected long-term market returns. Nor did it reduce the importance we place on market action as a gauge of speculative or risk-averse investor psychology. Both considerations were central to our success in complete market cycles prior to 2009, and both remain critical to our work today.

What changed in late-2017 was that we abandoned the idea that there is any limit to the speculative recklessness of Wall Street. We have become content to identify the presence or absence of speculative pressures, still using valuations to gauge prospects for long-term market returns and full-cycle risks, but without the added assumption that there is a definable limit to speculation.

Extreme overvaluation in the stock market leads us to expect poor total returns for the S&P 500 over the coming 10-12 year horizon, as well as steep downside risks over the completion of the current market cycle. However, our views over shorter segments of the market cycle will be shaped by market action that indicates speculation or risk-aversion among investors. In general, we expect to adopt a negative market outlook in conditions that join extreme overvaluation with indications of investor risk-aversion; a clearly favorable outlook in conditions that join reasonable or depressed stock market valuations with indications of investor speculation; and a moderate or neutral outlook when these conditions are mixed.

We entered 2018 with a near-term outlook that was largely indifferent to market direction. In February 2018, the previously uniform market action of stocks, bonds, and other asset classes began to reflect increasing divergence and dispersion. We associate this ragged behavior of “market internals” with increasing risk-aversion among market participants. Accordingly, we shifted to a decisively negative market outlook. Following a steep decline in stocks by the fourth quarter of 2018, our view again became rather neutral, not because the behavior of market internals had improved, but because the “waterfall” market loss created a type of compression that has historically been relieved by sharp rebounds. Presently, as of February 2019, the function of the subsequent “clearing rally” has effectively been served. We remain alert both to the risk of fresh market losses and to the potential for improved market action that might indicate a more durable preference for speculation by market participants.

5

The Hussman Funds
Letter to Shareholders (continued)

It is important to understand the adaptation we introduced in late-2017. In my view, it addresses the central feature of the financial markets that made our experience between 2009 and 2017 so different from our experience in complete market cycles prior to 2009, and different from what we expect in future cycles – even if extraordinary monetary and fiscal interventions become the norm. A brief review will offer perspective on our current investment outlook, and how that outlook will change as investment conditions evolve over the current and future market cycles.

Understanding 2009-2017

During the period from 2009 to 2017, we faced a significant challenge navigating a speculative market environment. One specific feature of our investment approach was responsible, and it is instructive to examine how that challenge emerged, and how we addressed it in order to avoid similar difficulties in the future.

Valuations and market internals

We have always believed that investment valuations are the main drivers of long-term returns and full-cycle market outcomes. However, valuations often say very little about market outcomes over periods substantially shorter than 10-12 years. If overvaluation alone was sufficient to halt a market advance, we would never have observed hypervaluation like 1929, 2000, and 2018, because those advances would have ended at lesser extremes.

It is common to imagine that if valuations have pushed to extreme levels without a collapse, there must be something wrong with the valuation measures. However, that is not how valuations work. A central fact of full-cycle investing is that, when investors have the speculative bit in their teeth, valuations can mean very little for extended segments of the market cycle.

Instead, the main driver of market returns over shorter segments of the market cycle is the psychological inclination of investors toward speculation or risk-aversion. This is typically driven by short-term factors that lead investors to feel optimistic or fearful.

While investor psychology may seem fairly abstract, the best way we have found to measure investor attitudes objectively is to examine market behavior itself. When investors are inclined to speculate, they tend to be indiscriminate about it. Conversely, when investors are inclined toward risk-aversion, they tend to become increasingly selective. So we can learn a great deal about investor attitudes from the “uniformity” and “divergence” of market action across thousands of individual securities, sectors, industries, and security-types, including debt securities of varying creditworthiness.

6

The Hussman Funds
Letter to Shareholders (continued)

When the market demonstrates divergences and breakdowns in the behavior of various sectors, that loss of “uniformity” is often a signal that investor preferences have subtly shifted toward risk-aversion. That shift is the key feature that distinguishes an overvalued market that moves higher from an overvalued market that drops like a rock. Indeed, the combination of deteriorating market internals in an overvalued market was exactly what allowed us to anticipate the 2000-2002 and 2007-2009 market collapses.

When speculation has no “limits”

What was legitimately “different” about the recent advancing half-cycle? The difference was not about valuations. It was not about market internals. It was about limits.

In previous speculative episodes across history, there was always a point where enough was enough. The emergence of a sufficiently extreme combination of “overvalued, overbought, overbullish” conditions proved to be a reliable warning that speculation had run its course. Speculation had a “limit,” and the market regularly responded with air-pockets, panics, and even crashes.

These “overvalued, overbought, overbullish” warning signs heralded the bull market peaks of 1973, 1987, 2000 and 2007. The methods that came out of our 2009-2010 stress-testing against Depression-era data had prioritized those syndromes, based on their reliability across history. Historically, one could respond to those warning signals pre-emptively by adopting a negative market outlook even before internals had explicitly deteriorated.

Not this time. Amid the novelty of the Federal Reserve’s aggressively experimental policy of “quantitative easing,” investors became convinced that zero interest rates gave them no alternative but to speculate. Stock prices continued to advance long after even the most extreme “overvalued, overbought, overbullish” syndromes emerged. Our defensive response to these warning signs proved to be an Achilles Heel. As prices advanced in the face of increasingly overextended conditions, adopting a negative outlook was not only incorrect, but detrimental.

Adapting our discipline

In late-2017, we abandoned the idea that there is any definable “limit” to the speculative recklessness of Wall Street, as there was in prior market cycles. We adapted our investment methods to require that market internals must always deteriorate explicitly in order for us to adopt or amplify a negative market outlook. Sufficiently

7

The Hussman Funds
Letter to Shareholders (continued)

extreme market conditions can still encourage us to take a neutral outlook, but we abandoned our willingness to adopt a negative market outlook until market internals have deteriorated explicitly.

In short, our response to “overvalued, overbought, overbullish” syndromes was the source of our difficulty in the recent speculative period, because these syndromes encouraged us to maintain an overly negative market outlook in the face of unrelenting speculation. In late-2017, we adapted so that market internals always take priority. We have become content to identify the presence or absence of speculative pressures, using valuations to gauge prospects for long-term market returns and full-cycle risks, but we have abandoned the belief that reckless speculation has “limits.”

Regardless of other market conditions, our adapted discipline now requires explicit deterioration in market internals before indicating a negative market outlook. Sufficiently extreme conditions can still encourage a neutral outlook, but most often, when our measures of market internals are uniformly favorable, our market outlook will be constructive as well.

Fund Performance

Strategic Growth Fund

For the year ended December 31, 2018, the total return of Strategic Growth Fund was 8.78%, compared with a total return of -4.38% for the S&P 500 Index. The Fund’s total return reflects a relatively neutral investment stance in the early weeks of 2018, which helped the Fund to tolerate a speculative advance in the S&P 500, followed by a more defensive stance from February 2, 2018 until late-December 2018, during which the S&P 500 lost value, on balance. As I observed a year ago in our December 31, 2017 Semi-Annual Report:

“By the end of the year, we had prioritized the condition of market internals over-and-above these overextended syndromes, without any exceptions. We expect that this change will allow the Fund to tolerate future market advances in extremely overvalued conditions with a reduced risk of similar losses, yet without disrupting the Fund’s ability to establish a strong defense when overvaluation is joined by deteriorating market internals (indicating a shift toward risk-aversion among investors).”

Reflecting this change, the hedging approach of Strategic Growth Fund performed largely as intended during 2018. The stock selection approach of the Fund had a comparatively smaller impact on the Fund’s total return. Excluding the impact of hedging, the stock selection approach of Strategic Growth Fund has outperformed the total return of the S&P 500 by an average of 322 basis points (3.22%) annually

8

The Hussman Funds
Letter to Shareholders (continued)

from its inception on July 24, 2000 through December 31, 2018. However, value-conscious stock selection was not particularly in favor during 2018, with the Fund’s stock selections slightly lagging the total return of the S&P 500 by 145 basis points (1.45%).

The 8.78% overall total return of the Fund in 2018 reflected the combination of hedging and stock selection returns. Both components of the Fund’s investment strategy are intended to contribute positively to the Fund’s returns over the complete market cycle, but this outcome is not assured; particularly during any limited segment of the market cycle.

Strategic Total Return Fund

For the year ended December 31, 2018, the total return of Strategic Total Return Fund was 1.48%, compared with a total return of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 1-5 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 1-5% on the basis of bond price fluctuations). The Fund also maintained a modest exposure to precious metals shares, which generally ranged between 0-15% of the Fund’s assets. During 2018, the yield on 10-year U.S. Treasury bonds rose moderately from 2.41% to 2.68%, resulting in muted total returns for Treasury bonds. Shares in the precious metals sector also lost value in 2018, with the Philadelphia Stock Exchange Gold & Silver Index (XAU) losing -16.41%, including dividends. Despite generally positive exposure of the Fund to precious metals shares, the Fund was able to use market fluctuations opportunistically during the year, with precious metals shares contributing to the Fund’s modest positive return.

Strategic International Fund

For the year ended December 31, 2018, the total return of Strategic International Fund was -4.87%, compared with a total return of -13.79% in the MSCI EAFE Index. The Fund remained fully-hedged during the year, holding a broadly diversified portfolio of international equities, hedged with an offsetting short position of equal size in the MSCI EAFE Index. The small overall loss in Fund value was primarily attributable to stock selections that slightly lagged the performance of the MSCI EAFE Index.

Strategic Value Fund

For the year ended December 31, 2018, the total return of Strategic Value Fund was -3.02%, attributable to a modest lag in the performance of the Fund’s holdings, compared with a total return of -4.38% for the S&P 500 Index. The Fund remained

9

The Hussman Funds
Letter to Shareholders (continued)

fully-hedged during the year. The Fund held a portfolio strongly focused on equities that we viewed as undervalued relative to the capitalization-weighted indices, on the basis of anticipated future cash flows, hedged with an offsetting short position of equal size in the S&P 500 Index.

Portfolio Composition

As of December 31, 2018, Strategic Growth Fund had net assets of $343,282,320, and held 176 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (24.4%), information technology (20.2%), health care (18.5%), industrials (11.6%), consumer staples (7.0%), and communication services (6.7%). The smallest sector holdings as a percent of net assets were financials (5.8%), materials (5.2%), utilities (2.2%), and energy (1.6%).

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2018 were valued at $354,157,700. Against these stock positions, the Fund also held 1,100 option combinations (long put option/short call option) on the S&P 500 Index, 400 option combinations on the Russell 2000 Index and 25 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On December 30, 2018, the S&P 500 Index closed at 2,506.85, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,348.559 and 6,329.965, respectively. The Fund’s total hedge therefore represented a short position of $345,520,772, thereby hedging 97.6% of the dollar value of the Fund’s investment positions in individual stocks. Additionally, on December 31, 2018 the Fund held 600 call options on the S&P 500 Index. These call options were part of a constructive short-term position that the Fund established in late-December 2018 to allow for a potentially sharp “clearing rally” following substantial market weakness earlier in the month.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $1 million during the six months ended December 31, 2018: HCA Healthcare, Integer Holdings and Molina Healthcare. Equity holdings with a loss in excess of $1.5 million during this period were recognized in Supernus Pharmaceuticals and United Natural Foods.

As of December 31, 2018, Strategic Total Return Fund had net assets of $233,846,332. Treasury notes, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 76.1% of the Fund’s net assets. Exchange-traded funds, precious metals shares, energy and utility shares accounted for 4.1%, 15.4%, 3.5%, and 0.4% of net assets, respectively.

10

The Hussman Funds
Letter to Shareholders (continued)

In Strategic Total Return Fund, during the six months ended December 31, 2018, the Fund recognized a portfolio gain in excess of $1 million in U.S. Treasury Note (2.875%, due 8/15/2028), Anglogold Ashanti-ADR, and Barrick Gold. The only holding with a loss in excess of $500,000 during this period was Goldcorp.

As of December 31, 2018, Strategic International Fund had net assets of $22,700,132 and held 91 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were industrials (18.5%), consumer discretionary (15.3%), financials (13.0%), information technology (8.2%), communication services (7.7%), health care (5.9%), consumer staples (5.5%), and materials (4.3%). The smallest sector weights were energy (2.4%), utilities (2.2%), and real estate (1.6%). Investment in shares of money market funds accounted for 7.1% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2018 were valued at $19,195,117. In order to hedge the impact of general market fluctuations, as of December 31, 2018, Strategic International Fund was short 215 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $18,447,000, hedging 96.1% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2018. Individual equity holdings having portfolio gains in excess of $75,000 during the six months ended December 31, 2018 included Colruyt and Towa Pharmaceutical. Equity holdings with portfolio losses in excess of $125,000 during this period included Hugo Boss AG, Easyjet PLC, and U-Blox AG.

As of December 31, 2018, Strategic Value Fund had net assets of $6,470,431 and held 103 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (22.1%), health care (16.4%), consumer discretionary (14.3%), industrials (13.5%), financials (13.0%), consumer staples (10.3%), and communication services (7.3%). The smallest sector weights were materials (1.1%) and utilities (1.0%).

Strategic Value Fund’s holdings of individual stocks as of December 31, 2018 were valued at $6,406,417. Against these stock positions, the Fund also held 25 option combinations (long put option/short call option) on the S&P 500. The

11

The Hussman Funds
Letter to Shareholders (continued)

notional value of this hedge was $6,267,125, hedging 97.8% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

In Strategic Value Fund, during the six months ended December 31, 2018, individual equity portfolio gains in excess of $25,000 were achieved in Fabrinet and Universal Logistics. There were no individual equity portfolio losses in excess of $50,000 during this period.

Supplementary information including quarterly returns and equity-only performance of the Funds is available on the Hussman Funds website: www.hussmanfunds.com

Current Outlook

On September 20, 2018, the most reliable market valuation measures we identify, based on their historical correlation with actual subsequent 10-12 year S&P 500 total returns, exceeded their historical norms by 190%. Stated another way, valuations stood 2.9 times their historical norms, implying a potential market loss of -65% over the completion of the current market cycle – not as a worst-case scenario, but as a fairly run-of-the-mill expectation. Notably, the completion of nearly every market cycle in the past century has drawn these measures of market valuation toward or below their historical norms. Though the bear market low of October 2002 occurred at the highest valuation ever observed at the end of a market cycle, even that level was only 30% above historical valuation norms. By contrast, the 2009 bear market low breached those norms, as most cyclical market lows have done.

My impression is that the recent bull market peaked on September 20, 2018, which is also when we identified the largest preponderance of historically useful top signals we have ever observed. These include technical, monetary, sentiment, and monetary factors such as Federal Reserve tightening, elevated consumer confidence, reversals and divergences in leadership as measured by the number of stocks establishing new annual highs and lows, ragged market internals, extreme bullish sentiment, and other factors. The only other point featuring anywhere close to that number of warning flags was March 24, 2000, the date of the 2000 bubble peak. Still, there is no assurance that the bull market has ended, and while it is important to recognize the potential for steep market losses over the completion of the cycle, our shorter-term views will remain sensitive to changes in valuations, market internals, and other factors.

12

The Hussman Funds
Letter to Shareholders (continued)

Presently, we continue to view the stock market as hypervalued, while our measures of market internals remain unfavorable. If internals improve at these elevated valuations, our outlook is likely to shift to something that might be described as “constructive with a safety net.” In contrast, an improvement in market internals at lower valuation levels would create an opportunity to adopt an unhedged or aggressive exposure to the stock market.

Despite the poor 10-12 year expected market returns that we estimate at current valuation levels, it is important to recognize how substantially the investment opportunity set can change over the course of even one or two years. For example, both the 2000-2002 and 2007-2009 stock market collapses produced significantly lower market valuations and a significant jump in expected long-term stock market returns. So while our 10-12 year equity market outlook includes the expectation of an overall loss for the S&P 500, a steep market decline over the next few years would “front load” those losses, creating the potential for substantially positive expected stock market returns in subsequent years.

As we did in 2000 and 2007, we expect a material decline in market valuations over the completion of this market cycle. At the point that improved valuations are coupled with improving market internals, our outlook will likely shift to a strongly positive market view, encouraging a constructive or aggressive investment position in stocks. Because the prospect for expected market returns and risks will change as valuations and market conditions shift, we remain convinced that a flexible investment approach is essential.

As value investor Howard Marks has observed, “The riskiest thing in the world is the belief that there’s no risk. By the same token, the safest (and most rewarding) time to buy usually comes when everyone is convinced there’s no hope. If I could ask only one question regarding each investment I had under consideration, it would be simple: How much optimism is factored into the price?”

The present combination of extreme equity market valuations and relatively low yields on Treasury bonds does not represent a “fair value” situation, in my view. From the standpoint of likely future investment returns, it simply adds insult to injury. Our estimates of 10-12 year expected returns for conventional, passive investment portfolios have fallen to the lowest levels ever observed, except for a few weeks surrounding the 1929 market peak. At the September 20, 2018 market high, we estimated that a conventional portfolio invested 60% in the S&P 500 Index, 30% in Treasury bonds, and 10% in Treasury bills was likely to produce average annual total returns of just 0.6% annually over the coming 12-year period, with outright losses expected for the S&P 500 component of that portfolio.

13

The Hussman Funds
Letter to Shareholders (continued)

My impression is that neither stocks nor bonds have strong prospects for meaningful returns from a passive investment strategy based on current valuations. The “clearing rally” from the December 2018 lows has, as of this writing, brought the S&P 500 within 6% of the most obscene valuations in U.S. history. Meanwhile, with the 2.66% yield on 10-year Treasury bonds only slightly higher than the 2.42% yield on 3-month Treasury bills, the main reason to own bonds is based on the likelihood of a decline in yields in the event of economic weakness.

Presently, Strategic Total Return Fund maintains a positive but modest exposure to Treasury bonds, with a portfolio duration of about 3 years, meaning that a 100 basis point change in bond yields would be expected to impact the value of the Fund by about 3% as a result of bond price changes. Our estimates of the expected return/risk profile for precious metals shares strengthened in early-December 2018, though it is not clear how long this shift will persist. In Strategic Total Return Fund, about 15% of Fund assets are presently allocated to these shares. Given the volatility of this sector, we view this allocation as an appropriately constructive position.

With regard to the prospects for a U.S. economic recession, recent employment conditions have been strong, but employment is generally a lagging economic indicator. In an economic expansion that is already quite mature, many of the leading measures we follow have already deteriorated, including indicators of consumer, financial, and business confidence.

We do not presently identify sufficient evidence to anticipate an imminent recession, but even modest deterioration in key measures of production and employment would change the balance of evidence. Because there is typically a very short gap between a concerted deterioration in economic, financial and confidence measures and the beginning of a recession, there is certainly no way to rule out the possibility that a recession could begin even in the coming quarters. As usual, our views will change as new evidence emerges. I expect to discuss these changes in my monthly commentaries at www.hussmanfunds.com.

In our view, investors should not rely on Federal Reserve intervention to prevent severe market losses over the completion of this market cycle, other than short-lived knee-jerk reactions. It is easy to forget that the Fed eased persistently throughout the 2000-2002 and 2007-2009 stock market collapses, to no effect. When investors are inclined toward risk-aversion, safe liquidity is a desirable asset, not an inferior one, so creating more of it does not provoke speculation. Examining a century of market cycles, including two decades of real-time evidence combining extraordinary monetary interventions with our measures of market internals (which we originally

14

The Hussman Funds
Letter to Shareholders (continued)

developed in 1998), we believe that the condition of market internals is the single most effective gauge of whether monetary interventions are likely to be supportive to the equity market.

We certainly do not rule out the potential that the Federal Reserve will launch a fresh round of extraordinary monetary policy interventions during the completion of the next market cycle. Given this potential, it will be essential to monitor market internals directly. If and when market internals improve, virtually anything the Fed does will likely be associated with speculation by investors. In contrast, if market internals continue to indicate risk-aversion among investors, as they did during the bulk of the 2000-2002 and 2007-2009 collapses, then short-term market advances would be better used as opportunities to reduce exposure to risk.

Recent recessions have typically been associated with low and falling inflation, largely because of bond market defaults that encouraged investors to view cash as a desirable and safe asset. Still, it is also important to allow for the possibility that future recessions might instead be inflationary. This outcome could result from a public loss of faith in the ability of the government to run a stable relationship between its “paper” liabilities (Treasury bonds and base money) and real economic activity. In that event, there would be much less scope for extraordinary monetary interventions.

The willingness to accept currency in return for real goods and services has an enormous psychological component, because it depends on the expectation that the currency will be accepted by a whole series of future holders on similar terms. As a result, it turns out that the best indicator of inflation is not employment, or economic growth, or money creation, or even government deficits. Instead, the best indicator of inflation is inflation. It is difficult to forecast inflation with macroeconomic variables, because large shifts in inflation are typically linked to discrete events that provoke a loss of confidence in price stability itself. In the 1970’s inflation, those events included the combination of Great Society deficits, Nixon suspending the convertibility of dollars for gold, and an oil embargo. In other countries, those events have often included the combination of money printing and a supply shock, as when the Weimar Republic used deficit finance to pay striking workers in the Ruhr.

Just as we infer the inclination of investors toward speculation and risk aversion by examining the uniformity of market action across a broad range of assets, we would infer any shift in inflation expectations from uniformity in the behavior of inflation-sensitive asset prices, such as commodities, bonds, inflation-protected securities, foreign exchange rates, and precious metals. In any case, it is not necessary to forecast or speculate about these possibilities. Rather, our approach is to align the

15

The Hussman Funds
Letter to Shareholders (continued)

investment stance of the Funds in various markets with the evidence we observe from prevailing valuations and market action, and to shift that investment stance when the evidence shifts.

Looking abroad, current international equity valuations are generally less extreme than U.S. valuations. Part of this difference is attributable to the fact that international equity markets tend to be dominated by sectors such as finance, which have generally lower valuation multiples, while high multiple technology stocks are more lightly represented compared with the United States. Still, while valuations on international stocks are less extreme, it is important to recognize that when U.S. stocks decline, international stocks typically decline at a similar rate.

So the best opportunities for international stocks appear likely to emerge only after a substantial decline in the U.S. equity market has occurred. We doubt that investors will have much success trying to avoid the consequences of a hypervalued stock market by “diversifying” into markets that tend to plunge when U.S. stocks do. Until we observe a more favorable combination of valuations and market action, our preference is to focus on less correlated asset classes such as money market instruments, medium-term bonds, precious metals, and hedged equity.

Finally, it is essential to distinguish the level of valuations, which have been extreme for quite some time, from the consequences of overvaluation, which depend on surrounding market conditions. While valuations provide an enormous amount of information about long-term investment prospects, and likely downside risk over the completion of any cycle, the information from valuations is often entirely useless and even detrimental over shorter segments of the market cycle. The question isn’t whether valuations are useful, but when.

The fact is that valuations and market internals, in combination, have accurately reflected changes in market conditions during the recent market cycle, as they have in prior market cycles. Indeed, the entire net gain in the S&P 500 in the complete cycle from the 2007 peak to the present has occurred in periods where our measures of market internals were favorable, while nearly all of the 2007-2009 market collapse occurred in periods when those measures were unfavorable.

Likewise, our measures of valuation correctly identified extremes in 2007 and today, and identified the market as undervalued in late-2008 and 2009, which we observed in real-time. It would be a profound mistake to imagine that valuations or market internals have become less effective in navigating market cycles. We find no evidence to that effect.

16

The Hussman Funds
Letter to Shareholders (continued)

Market conditions will change, and the outlook will change along with them. In particular, the strongest market return/risk profiles we identify are associated with a material retreat in valuations that is joined by an early improvement in market action. We strongly expect to adopt a constructive or aggressively favorable market outlook in response to those conditions.

In the meantime, my hope and expectation is that our long-term investors, particularly those who were with us in complete cycles before 2009, will feel very much like an old, familiar friend is back at the wheel. Having made our adaptations, we will continue to adhere to a value-conscious, historically-informed, full-cycle investment discipline.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Periodic updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors (the “Adviser”), which serves as the investment adviser of the Funds. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

17

The Hussman Funds
Letter to Shareholders (continued)

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

18

Hussman Strategic Growth Fund Portfolio Information
December 31, 2018 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

19

Hussman Strategic International Fund Portfolio Information
December 31, 2018 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

20

Hussman Strategic Value Fund Portfolio Information
December 31, 2018 (Unaudited)

Sector Allocation (% of Common Stocks)

21

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2%	Shares	Value
Communication Services — 6.7%
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	35,000	$1,967,700

Entertainment — 2.7%
AMC Entertainment Holdings, Inc. - Class A	75,000	921,000
Pandora Media, Inc. (a)	300,000	2,427,000
Viacom, Inc. - Class B	100,000	2,570,000
Walt Disney Company (The)	30,000	3,289,500
		9,207,500
Interactive Media & Services — 0.3%
Momo, Inc. - ADR (a)	50,000	1,187,500

Media — 3.1%
AMC Networks, Inc. - Class A (a)	50,000	2,744,000
Gray Television, Inc. (a)	100,000	1,474,000
Interpublic Group of Companies, Inc. (The)	100,000	2,063,000
Omnicom Group, Inc.	20,000	1,464,800
Sirius XM Holdings, Inc.	500,000	2,855,000
		10,600,800
Consumer Discretionary — 24.4%
Auto Components — 1.4%
Gentex Corporation	125,000	2,526,250
Gentherm, Inc. (a)	25,000	999,500
Lear Corporation	10,000	1,228,600
		4,754,350
Diversified Consumer Services — 0.2%
Strategic Education, Inc.	5,000	567,100

Hotels, Restaurants & Leisure — 4.7%
BJ's Restaurants, Inc.	50,000	2,528,500
Bloomin' Brands, Inc.	75,000	1,341,750
Brinker International, Inc.	75,000	3,298,500
Cheesecake Factory, Inc. (The)	35,000	1,522,850
Dunkin' Brands Group, Inc.	50,000	3,206,000
Starbucks Corporation	50,000	3,220,000
Wyndham Hotels & Resorts, Inc.	25,000	1,134,250
		16,251,850

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2% (continued)	Shares	Value
Consumer Discretionary — 24.4% (continued)
Household Durables — 1.1%
Garmin Ltd.	25,000	$1,583,000
iRobot Corporation (a)	25,000	2,093,500
		3,676,500
Internet & Direct Marketing Retail — 0.7%
Shutterfly, Inc. (a)	15,000	603,900
Shutterstock, Inc.	50,000	1,800,500
		2,404,400
Leisure Equipment & Products — 0.9%
Callaway Golf Company	50,000	765,000
Malibu Boats, Inc. - Class A (a)	65,000	2,262,000
		3,027,000
Multiline Retail — 4.4%
Dillard's, Inc. - Class A	35,000	2,110,850
Dollar General Corporation	25,000	2,702,000
Kohl's Corporation	50,000	3,317,000
Macy's, Inc.	75,000	2,233,500
Target Corporation	75,000	4,956,750
		15,320,100
Specialty Retail — 9.1%
American Eagle Outfitters, Inc.	200,000	3,866,000
Chico's FAS, Inc.	200,000	1,124,000
Dick's Sporting Goods, Inc.	85,000	2,652,000
DSW, Inc. - Class A	50,000	1,235,000
Express, Inc. (a)	350,000	1,788,500
Gap, Inc. (The)	100,000	2,576,000
Genesco, Inc. (a)	100,000	4,430,000
Hibbett Sports, Inc. (a)	125,000	1,787,500
Home Depot, Inc. (The)	5,000	859,100
Lowe's Companies, Inc.	20,000	1,847,200
RH (a)	5,000	599,100
Sally Beauty Holdings, Inc. (a)	50,000	852,500
Ulta Beauty, Inc. (a)	5,000	1,224,200
Urban Outfitters, Inc. (a)	100,000	3,320,000
Williams-Sonoma, Inc.	60,000	3,027,000
		31,188,100
Textiles, Apparel & Luxury Goods — 1.9%
Carter's, Inc.	40,000	3,264,800
lululemon athletica, inc. (a)	15,000	1,824,150

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2% (continued)	Shares	Value
Consumer Discretionary — 24.4% (continued)
Textiles, Apparel & Luxury Goods — 1.9% (continued)
Michael Kors Holdings Ltd. (a)	40,000	$1,516,800
		6,605,750
Consumer Staples — 7.0%
Food & Staples Retailing — 3.5%
Kroger Company (The)	125,000	3,437,500
Sprouts Farmers Market, Inc. (a)	125,000	2,938,750
United Natural Foods, Inc. (a)	75,000	794,250
Walgreens Boots Alliance, Inc.	50,000	3,416,500
Walmart, Inc.	15,000	1,397,250
		11,984,250
Food Products — 3.5%
Archer-Daniels-Midland Company	75,000	3,072,750
Darling Ingredients, Inc. (a)	75,000	1,443,000
Flowers Foods, Inc.	150,000	2,770,500
J.M. Smucker Company (The)	30,000	2,804,700
Kellogg Company	35,000	1,995,350
		12,086,300
Energy — 1.6%
Oil, Gas & Consumable Fuels — 1.6%
Chevron Corporation	25,000	2,719,750
Marathon Petroleum Corporation	10,000	590,100
Phillips 66	25,000	2,153,750
		5,463,600
Financials — 5.8%
Banks — 0.8%
Fifth Third Bancorp	75,000	1,764,750
TCF Financial Corporation	50,000	974,500
		2,739,250
Capital Markets — 0.9%
FactSet Research Systems, Inc.	15,000	3,001,950

Consumer Finance — 1.7%
American Express Company	25,000	2,383,000
Discover Financial Services	40,000	2,359,200
Synchrony Financial	50,000	1,173,000
		5,915,200

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2% (continued)	Shares	Value
Financials — 5.8% (continued)
Insurance — 1.8%
Aflac, Inc.	90,000	$4,100,400
Progressive Corporation (The)	35,000	2,111,550
		6,211,950
Thrifts & Mortgage Finance — 0.6%
Axos Financial, Inc. (a)	75,000	1,888,500

Health Care — 18.5%
Biotechnology — 4.2%
Alexion Pharmaceuticals, Inc. (a)	20,000	1,947,200
Amgen, Inc.	20,000	3,893,400
Arrowhead Pharmaceuticals, Inc. (a)	50,000	621,000
Biogen, Inc. (a)	7,500	2,256,900
Eagle Pharmaceuticals, Inc. (a)	25,000	1,007,250
Emergent BioSolutions, Inc. (a)	10,000	592,800
Enanta Pharmaceuticals, Inc. (a)	10,000	708,300
Exact Sciences Corporation (a)	15,000	946,500
Neurocrine Biosciences, Inc. (a)	10,000	714,100
PTC Therapeutics, Inc. (a)	50,000	1,716,000
		14,403,450
Health Care Equipment & Supplies — 3.6%
Cardiovascular Systems, Inc. (a)	112,000	3,190,880
ICU Medical, Inc. (a)	5,000	1,148,150
Inogen, Inc. (a)	15,000	1,862,550
Integer Holdings Corporation (a)	25,000	1,906,500
LivaNova plc (a)	20,000	1,829,400
Stryker Corp.	15,000	2,351,250
		12,288,730
Health Care Providers & Services — 5.3%
Acadia Healthcare Company, Inc. (a)	47,000	1,208,370
AMN Healthcare Services, Inc. (a)	25,000	1,416,500
BioTelemetry, Inc. (a)	25,000	1,493,000
Centene Corporation (a)	20,000	2,306,000
CVS Health Corporation	35,000	2,293,200
DaVita, Inc. (a)	35,000	1,801,100
Encompass Health Corporation	15,000	925,500
HCA Healthcare, Inc.	10,000	1,244,500
Laboratory Corporation of America Holdings (a)	10,000	1,263,600
Tenet Healthcare Corporation (a)	75,000	1,285,500

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2% (continued)	Shares	Value
Health Care — 18.5% (continued)
Health Care Providers & Services — 5.3% (continued)
Universal Health Services, Inc. - Class B	15,000	$1,748,400
WellCare Health Plans, Inc. (a)	5,000	1,180,450
		18,166,120
Life Sciences Tools & Services — 2.4%
Charles River Laboratories International, Inc. (a)	25,000	2,829,500
Luminex Corporation	125,000	2,888,750
NeoGenomics, Inc. (a)	200,000	2,522,000
		8,240,250
Pharmaceuticals — 3.0%
ANI Pharmaceuticals, Inc. (a)	17,000	765,340
Endo Health Solutions, Inc. (a)	200,000	1,460,000
Innoviva, Inc. (a)	200,000	3,490,000
Jazz Pharmaceuticals plc (a)	20,000	2,479,200
Supernus Pharmaceuticals, Inc. (a)	65,000	2,159,300
		10,353,840
Industrials — 11.6%
Air Freight & Logistics — 2.1%
C.H. Robinson Worldwide, Inc.	40,000	3,363,600
Expeditors International of Washington, Inc.	35,000	2,383,150
Forward Air Corporation	25,000	1,371,250
		7,118,000
Airlines — 1.5%
Delta Air Lines, Inc.	65,000	3,243,500
Spirit Airlines, Inc. (a)	35,000	2,027,200
		5,270,700
Building Products — 0.7%
Allegion plc	30,000	2,391,300

Commercial Services & Supplies — 2.1%
Covanta Holding Corporation	175,000	2,348,500
Steelcase, Inc. - Class A	125,000	1,853,750
Tetra Tech, Inc.	60,000	3,106,200
		7,308,450
Construction & Engineering — 0.3%
Fluor Corporation	35,000	1,127,000

Electrical Equipment — 0.7%
Generac Holdings, Inc. (a)	50,000	2,485,000

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2% (continued)	Shares	Value
Industrials — 11.6% (continued)
Machinery — 1.0%
Proto Labs, Inc. (a)	20,000	$2,255,800
Xylem, Inc.	15,000	1,000,800
		3,256,600
Marine — 0.7%
Matson, Inc.	75,000	2,401,500

Professional Services — 0.8%
Robert Half International, Inc.	50,000	2,860,000

Road & Rail — 0.9%
Landstar System, Inc.	30,000	2,870,100

Trading Companies & Distributors — 0.8%
Fastenal Company	50,000	2,614,500

Information Technology — 20.2%
Communications Equipment — 2.5%
Ciena Corporation (a)	50,000	1,695,500
F5 Networks, Inc. (a)	20,000	3,240,600
Plantronics, Inc.	35,000	1,158,500
Ubiquiti Networks, Inc.	25,000	2,485,250
		8,579,850
Electronic Equipment, Instruments & Components — 3.3%
CDW Corporation	25,000	2,026,250
Fabrinet (a)	65,000	3,335,150
FARO Technologies, Inc. (a)	25,000	1,016,000
KEMET Corporation	150,000	2,631,000
Zebra Technologies Corp. - Class A (a)	15,000	2,388,450
		11,396,850
IT Services — 4.0%
21Vianet Group, Inc. - ADR (a)	50,000	432,000
Akamai Technologies, Inc. (a)	50,000	3,054,000
Cardtronics plc - Class A (a)	75,000	1,950,000
Cognizant Technology Solutions Corporation - Class A	35,000	2,221,800
EPAM Systems, Inc. (a)	15,000	1,740,150
EVERTEC, Inc.	50,000	1,435,000

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2% (continued)	Shares	Value
Information Technology — 20.2% (continued)
IT Services — 4.0% (continued)
Genpact Ltd.	35,000	$944,650
International Business Machines Corporation	5,000	568,350
Virtusa Corporation (a)	35,000	1,490,650
		13,836,600
Semiconductors & Semiconductor Equipment — 5.4%
Canadian Solar, Inc. (a)	75,000	1,075,500
Cree, Inc. (a)	75,000	3,208,125
Diodes, Inc. (a)	15,000	483,900
First Solar, Inc. (a)	30,000	1,273,650
Intel Corporation	65,000	3,050,450
JinkoSolar Holding Company Ltd. - ADR (a)	100,000	989,000
Mellanox Technologies Ltd. (a)	25,000	2,309,500
Nanometrics, Inc. (a)	100,000	2,733,000
QUALCOMM, Inc.	35,000	1,991,850
Silicon Motion Technology Corporation - ADR	25,000	862,500
Skyworks Solutions, Inc.	10,000	670,200
		18,647,675
Software — 2.6%
FireEye, Inc. (a)	100,000	1,621,000
Globant S.A. (a)	25,000	1,408,000
Hortonworks, Inc. (a)	25,000	360,500
Tableau Software, Inc. - Class A (a)	15,000	1,800,000
Varonis Systems, Inc. (a)	15,000	793,500
VMware, Inc. - Class A	20,000	2,742,600
		8,725,600
Technology Hardware, Storage & Peripherals — 2.4%
3D Systems Corporation (a)	225,000	2,288,250
HP, Inc.	100,000	2,046,000
NetApp, Inc.	25,000	1,491,750
Seagate Technology plc	65,000	2,508,350
		8,334,350
Materials — 5.2%
Chemicals — 0.9%
CF Industries Holdings, Inc.	25,000	1,087,750
LyondellBasell Industries N.V. - Class A	15,000	1,247,400
Mosaic Company (The)	25,000	730,250
		3,065,400
Metals & Mining — 4.0%
Agnico-Eagle Mines Ltd.	100,000	4,040,000

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 103.2% (continued)	Shares	Value
Materials — 5.2% (continued)
Metals & Mining — 4.0% (continued)
Barrick Gold Corporation	300,000	$4,062,000
Newmont Mining Corporation	100,000	3,465,000
Randgold Resources Ltd. - ADR	25,000	2,084,235
		13,651,235
Paper & Forest Products — 0.3%
Boise Cascade Company	50,000	1,192,500

Utilities — 2.2%
Electric Utilities — 2.2%
Entergy Corporation	35,000	3,012,450
Exelon Corporation	100,000	4,510,000
		7,522,450

Total Common Stocks (Cost $386,097,824)		$354,157,700

EXCHANGE-TRADED CALL OPTION CONTRACTS — 0.0% (b)	Contracts	Notional Amount	Value
S&P 500 Index Option, 01/03/2019 at $2,550 (Cost $209,163)	600	$150,411,000	$174,600

EXCHANGE-TRADED PUT OPTION CONTRACTS — 2.4%	Contracts	Notional Amount	Value
Nasdaq 100 Index Option, 02/15/2019 at $6,100	25	$15,824,910	$439,750
Russell 2000 Index Option, 02/16/2019 at $1,300	400	53,942,360	1,252,000
S&P 500 Index Option, 02/15/2019 at $2,450	1,100	275,753,500	6,380,000
Total Put Option Contracts (Cost $8,813,972)		$345,520,770	$8,071,750

Total Investments at Value — 105.6% (Cost $395,120,959)			$362,404,050

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

MONEY MARKET FUNDS — 46.1%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.30% (c) (Cost $158,213,209)	158,213,209	$158,213,209

Total Investments and Money Market Funds at Value — 151.7% (Cost $553,334,168)		$520,617,259

Written Call Option Contracts — (57.4%)		(196,875,600)

Other Assets in Excess of Liabilities — 5.7%		19,540,661

Net Assets — 100.0%		$343,282,320

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.
See accompanying notes to financial statements.

30

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2018 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Nasdaq 100 Index Option	25	$15,824,910	$4,000	03/15/2019	$5,847,800
Russell 2000 Index Option	400	53,942,360	700	03/15/2019	25,920,000
S&P 500 Index Option	1,100	275,753,500	1,000	03/15/2019	165,107,800
Total Written Call Option Contracts (Premiums received $213,961,258)		$345,520,770			$196,875,600

See accompanying notes to financial statements.

31

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2018 (Unaudited)

COMMON STOCKS — 19.3%	Shares	Value
Energy — 3.5%
Energy Equipment & Services — 1.5%
Halliburton Co.	35,000	$930,300
Helmerich & Payne, Inc.	25,000	1,198,500
Schlumberger Ltd.	35,000	1,262,800
		3,391,600
Oil, Gas & Consumable Fuels — 2.0%
Cheniere Energy Partners, L.P.	20,000	722,000
CNX Midstream Partners, L.P.	60,000	976,800
NuStar Energy, L.P.	31,000	648,830
ONEOK, Inc.	985	53,141
PBF Energy, Inc. - Class A	35,000	1,143,450
Valero Energy Corporation	15,000	1,124,550
Williams Companies, Inc. (The)	1,293	28,510
		4,697,281
Materials — 15.4%
Metals & Mining — 15.4%
Agnico-Eagle Mines Ltd.	125,000	5,050,000
AngloGold Ashanti Ltd. - ADR	200,000	2,510,000
Barrick Gold Corporation	550,000	7,447,000
Coeur Mining, Inc. (a)	25,000	111,750
Compania de Minas Buenaventura S.A.A. - ADR	25,000	405,500
Goldcorp, Inc.	550,000	5,390,000
Newmont Mining Corporation	225,000	7,796,250
Pan American Silver Corporation	55,000	803,000
Randgold Resources Ltd. - ADR	45,000	3,751,623
Royal Gold, Inc.	10,000	856,500
Sibanye Gold Ltd. - ADR (a)	181,900	514,777
Wheaton Precious Metals Corporation	75,000	1,464,750
		36,101,150
Utilities — 0.4%
Electric Utilities — 0.3%
American Electric Power Company, Inc.	1,000	74,740
Duke Energy Corporation	333	28,738
Edison International	1,000	56,770
Entergy Corporation	1,000	86,070
Exelon Corporation	1,000	45,100
FirstEnergy Corporation	1,000	37,550

32

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 19.3% (continued)	Shares	Value
Utilities — 0.4% (continued)
Electric Utilities — 0.3% (continued)
NextEra Energy, Inc.	1,000	$173,820
PG&E Corporation (a)	1,000	23,750
Pinnacle West Capital Corporation	1,000	85,200
PPL Corporation	1,000	28,330
		640,068
Multi-Utilities — 0.1%
Ameren Corporation	1,000	65,230
Dominion Energy, Inc.	1,000	71,460
DTE Energy Company	1,000	110,300
Public Service Enterprise Group, Inc.	1,000	52,050
SCANA Corporation	1,000	47,780
		346,820

Total Common Stocks (Cost $43,261,115)		$45,176,919

U.S. TREASURY OBLIGATIONS — 68.4%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 5.7%
2.50%, due 01/15/2029	$11,777,900	$13,416,378

U.S. Treasury Notes — 62.7%
1.25%, due 08/31/2019	50,000,000	49,551,758
1.50%, due 08/15/2026	25,000,000	23,063,487
2.25%, due 02/15/2027	40,000,000	38,853,125
2.25%, due 11/15/2027	10,000,000	9,662,695
2.875%, due 08/15/2028	25,000,000	25,391,602
		146,522,667

Total U.S. Treasury Obligations (Cost $159,137,858)		$159,939,045

EXCHANGE-TRADED FUNDS — 4.1%	Shares	Value
Invesco CurrencyShares British Pound SterlingTrust (a)	30,000	$3,709,500
Invesco CurrencyShares Euro Trust (a)	20,000	2,189,600
Invesco CurrencyShares Japanese Yen Trust (a)	1,000	87,110
Invesco CurrencyShares Sweedish Krona Trust (a)	5,000	528,255
Invesco CurrencyShares Swiss Franc Trust (a)	5,000	474,400
iShares 1-3 Year International Treasury Bond ETF	1,000	79,820
iShares Gold Trust (a)	25,000	307,250
iShares International Treasury Bond ETF	2,000	96,940

33

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

EXCHANGE-TRADED FUNDS — 4.1% (continued)	Shares	Value
SPDR Bloomberg Barclays International Treasury Bond ETF	2,000	$55,220
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	1,000	30,700
SPDR FTSE International Government Inflation-Protected Bond ETF	1,000	52,030
SPDR Gold Shares (a)	5,000	606,250
United States Oil Fund, L.P. (a)	150,000	1,449,000
Total Exchange-Traded Funds (Cost $9,442,992)		$9,666,075

Total Investments at Value — 91.8% (Cost $211,841,965)		$214,782,039

MONEY MARKET FUNDS — 7.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.30% (b) (Cost $17,953,948)	17,953,948	$17,953,948

Total Investments and Money Market Funds at Value — 99.5% (Cost $229,795,913)		$232,735,987

Other Assets in Excess of Liabilities — 0.5%		1,110,345

Net Assets — 100.0%		$233,846,332

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2018.
See accompanying notes to financial statements.

34

Hussman Strategic International Fund Schedule of Investments
December 31, 2018 (Unaudited)

COMMON STOCKS — 84.6%	Shares	Value
Australia — 2.9%
Crown Resorts Ltd. (a)	35,000	$292,516
SEEK Ltd. (a)	15,000	178,959
TPG Telecom Ltd. (a)	40,000	181,448
		652,923
Belgium — 2.1%
AGFA-Gevaert N.V. (a) (b)	34,000	129,677
Colruyt S.A. (a)	5,000	356,561
		486,238
Canada — 12.8%
Air Canada (b)	10,000	190,186
BRP, Inc.	6,000	155,343
Great-West Lifeco, Inc.	10,000	206,450
IGM Financial, Inc.	12,000	272,795
Industrial Alliance Insurance & Financial Services, Inc.	2,000	63,840
Manulife Financial Corporation	10,000	141,907
Martinera International, Inc.	30,000	238,685
Metro, Inc.	8,000	277,454
MTY Food Group, Inc.	5,000	222,128
Open Text Corporation	7,500	244,509
Power Corporation of Canada	18,000	323,477
Ritchie Bros. Auctioneers, Inc.	7,000	229,029
Royal Bank of Canada	5,000	342,276
		2,908,079
Denmark — 3.9%
Novo Nordisk A/S - Class B (a)	5,500	252,579
Tryg A/S (a)	13,500	340,457
William Demant Holding A/S (a) (b)	10,000	284,696
		877,732
Finland — 0.4%
Tikkurila Oyj (a)	7,200	99,079

France — 5.7%
Albioma S.A. (a)	8,000	173,316
Elecnor S.A. (a)	2,163	32,693
Electricite de France S.A. (a)	20,000	316,498
Eutelsat Communications S.A. (a)	11,000	216,686
Ipsos Group S.A. (a)	5,000	117,624
Neopost S.A. (a)	10,500	286,595
Renault S.A. (a)	2,500	155,713
		1,299,125

35

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 84.6% (continued)	Shares	Value
Germany — 5.6%
Bayerische Motoren Werke AG (a)	3,000	$243,285
Bertrandt AG (a)	1,400	110,131
Deutsche Lufthansa AG (a)	4,000	90,323
HELLA GmbH & Company KGaA (a)	4,000	160,181
Hugo Boss AG (a)	4,500	277,365
Norma Group SE (a)	4,000	198,278
SAP SE - ADR	1,000	99,550
STRATEC Biomedical AG (a)	1,500	86,135
		1,265,248
Italy — 0.8%
La Doria SpA (a)	20,000	181,680

Japan — 16.7%
Digital Garage, Inc. (a)	8,000	182,181
EPS Holdings, Inc. (a)	15,900	242,141
Fujibo Holdings, Inc. (a)	9,500	214,254
Kanagawa Chuo Kotsu Company Ltd. (a)	8,900	308,501
Konica Minolta, Inc. (a) (b)	20,000	180,020
Kurimoto Ltd. (a)	15,000	189,305
Marvelous, Inc. (a)	25,000	178,673
NuFlare Technology, Inc. (a)	6,000	271,503
Panasonic Corporation (a)	20,000	179,660
Shinko Plantech Company Ltd. (a)	30,000	317,284
SoftBank Group Corporation (a)	4,000	261,985
SRG Takamiya Company Ltd. (a)	25,000	171,683
Tosei Corporation (a)	25,000	190,316
Toshiba Corporation (a)	9,000	254,121
Towa Pharmaceutical Company Ltd. (a)	5,000	348,416
Toyota Motor Corporation (a)	5,000	289,420
		3,779,463
Netherlands — 2.2%
Euronext N.V. (a)	5,000	288,052
Randstad Holding N.V. (a)	4,500	206,299
		494,351
New Zealand — 1.2%
Air New Zealand Ltd. (a)	130,000	270,845

Norway — 4.0%
Equinor ASA (a)	11,000	233,310
Gjensidige Forsikring ASA (a)	12,000	187,706

36

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 84.6% (continued)	Shares	Value
Norway — 4.0% (continued)
Nordic Semiconductor ASA (a) (b)	34,597	$115,517
Norwegian Air Shuttle ASA (a) (b)	9,000	181,407
Olav Thon Eiendomsselskap ASA	11,000	178,088
		896,028
Spain — 1.2%
Grupo Catalana Occidente S.A.	2,500	93,367
Miquel y Costas & Miquel S.A. (a)	9,600	186,516
		279,883
Sweden — 9.4%
Concentric AB	4,000	54,065
Granges AB (a)	30,000	272,395
Hexpol AB (a)	30,000	238,078
ICA Gruppen AB (a)	7,000	250,059
Modern Times Group MTG AB - Class B (a)	10,000	331,355
Mycronic AB (a)	25,000	334,023
Peab AB (a)	20,000	163,744
SKF AB - B Shares (a)	15,000	227,971
Telia Company AB (a)	55,000	261,619
		2,133,309
Switzerland — 2.5%
Julius Baer Group Ltd. (a) (b)	4,400	156,801
Swiss Re AG (a)	3,000	276,001
u-blox Holding AG (a) (b)	1,800	144,845
		577,647
United Kingdom — 13.2%
Bank of Georgia Group plc (a)	2,500	43,924
Bovis Homes Group plc (a)	22,000	241,545
Burberry Group plc (a)	8,500	186,682
CYBG plc (b)	72,750	168,049
Domino's Pizza Group plc (a)	75,000	222,940
easyJet plc (a)	17,000	239,584
Georgia Capital plc (b)	2,500	32,540
Halfords Group plc (a)	55,000	179,189
Hays plc (a)	150,000	267,819
ITV plc (a)	130,000	206,951
Next plc (a)	4,000	203,701
PageGroup plc (a)	50,000	287,270

37

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 84.6% (continued)	Shares	Value
United Kingdom — 13.2% (continued)
QinetiQ Group plc (a) (b)	80,000	$292,207
SThree plc	65,484	239,169
Tesco plc (a)	75,000	181,917
		2,993,487

Total Investments at Value — 84.6% (Cost $21,531,358)		$19,195,117

MONEY MARKET FUNDS — 7.1%	Shares	Value
Northern Institutional Treasury Portfolio, 2.34% (c) (Cost $1,616,490)	1,616,490	$1,616,490

Total Investments and Money Market Funds at Value — 91.7% (Cost $23,147,848)		$20,811,607

Other Assets in Excess of Liabilities — 8.3%		1,888,525

Net Assets — 100.0%		$22,700,132

ADR - American Depositary Receipt.
(a)	Level 2 Security (Note 1).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of December 31, 2018.
See accompanying notes to financial statements.

38

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

Common Stocks by Sector/Industry	% of Net Assets
Communication Services — 7.7%
Diversified Telecommunication Services	1.9%
Entertainment	0.8%
Media	3.8%
Wireless Telecommunication Services	1.2%
Consumer Discretionary — 15.3%
Auto Components	1.8%
Automobiles	3.0%
Hotels, Restaurants & Leisure	3.2%
Household Durables	1.9%
Leisure Equipment & Products	0.7%
Multiline Retail	0.9%
Specialty Retail	0.8%
Textiles, Apparel & Luxury Goods	3.0%
Consumer Staples — 5.5%
Food & Staples Retailing	4.7%
Food Products	0.8%
Energy — 2.4%
Energy Equipment & Services	1.4%
Oil, Gas & Consumable Fuels	1.0%
Financials — 13.0%
Banks	2.5%
Capital Markets	3.3%
Insurance	7.2%
Health Care — 5.9%
Health Care Equipment & Supplies	1.6%
Health Care Technology	0.6%
Life Sciences Tools & Services	1.1%
Pharmaceuticals	2.6%
Industrials — 18.5%
Aerospace & Defense	1.3%
Airlines	4.3%
Commercial Services & Supplies	1.0%
Construction & Engineering	0.9%
Industrial Conglomerates	1.1%
Machinery	2.1%
Professional Services	5.7%
Road & Rail	1.4%
Trading Companies & Distributors	0.7%

39

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

Common Stocks by Sector/Industry (continued)	% of Net Assets
Information Technology — 8.2%
Electronic Equipment, Instruments & Components	1.5%
IT Services	0.8%
Semiconductors & Semiconductor Equipment	2.3%
Software	1.5%
Technology Hardware, Storage & Peripherals	2.1%
Materials — 4.3%
Chemicals	1.5%
Metals & Mining	2.0%
Paper & Forest Products	0.8%
Real Estate — 1.6%
Real Estate Management & Development	1.6%
Utilities — 2.2%
Electric Utilities	1.4%
Independent Power and Renewable Electricity Producers	0.8%
84.6%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2018 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation*
FINANCIAL FUTURES
Mini MSCI EAFE Index Futures	215	03/15/2019	$18,447,000	$373,645

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

See accompanying notes to financial statements.

40

Hussman Strategic Value Fund Schedule of Investments
December 31, 2018 (Unaudited)

COMMON STOCKS — 99.0%	Shares	Value
Communication Services — 7.3%
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	1,200	$67,464

Entertainment — 2.1%
Viacom, Inc. - Class B	2,300	59,110
Walt Disney Company (The)	700	76,755
		135,865
Media — 4.2%
AMC Networks, Inc. - Class A (a)	1,300	71,344
Comcast Corporation - Class A	1,600	54,480
Interpublic Group of Companies, Inc. (The)	3,300	68,079
Sirius XM Holdings, Inc.	13,000	74,230
		268,133
Consumer Discretionary — 14.3%
Auto Components — 2.6%
Gentex Corporation	2,600	52,546
Gentherm, Inc. (a)	2,000	79,960
Lear Corporation	300	36,858
		169,364
Automobiles — 0.7%
Winnebago Industries, Inc.	1,800	43,578

Hotels, Restaurants & Leisure — 3.0%
Brinker International, Inc.	1,700	74,766
Cheesecake Factory, Inc. (The)	1,500	65,265
Chuy's Holdings, Inc. (a)	3,100	54,994
		195,025
Internet & Direct Marketing Retail — 1.0%
Shutterstock, Inc.	1,700	61,217

Multiline Retail — 0.8%
Macy's, Inc.	1,800	53,604

Specialty Retail — 3.8%
Children's Place, Inc. (The)	400	36,036
Dick's Sporting Goods, Inc.	2,100	65,520
Express, Inc. (a)	8,000	40,880
Gap, Inc. (The)	2,100	54,096
Urban Outfitters, Inc. (a)	1,500	49,800
		246,332

41

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 99.0% (continued)	Shares	Value
Consumer Discretionary — 14.3% (continued)
Textiles, Apparel & Luxury Goods — 2.4%
Carter's, Inc.	700	$57,134
Michael Kors Holdings Ltd. (a)	1,200	45,504
Tapestry, Inc.	1,500	50,625
		153,263
Consumer Staples — 10.3%
Beverages — 0.7%
Boston Beer Company, Inc. (The) - Class A (a)	200	48,168

Food & Staples Retailing — 5.6%
Kroger Company (The)	2,500	68,750
Sprouts Farmers Market, Inc. (a)	2,700	63,477
Walgreens Boots Alliance, Inc.	1,000	68,330
Walmart, Inc.	950	88,493
Weis Markets, Inc.	1,600	76,448
		365,498
Food Products — 3.6%
Darling Ingredients, Inc. (a)	4,000	76,960
J.M. Smucker Company (The)	650	60,768
Sanderson Farms, Inc.	500	49,645
Tyson Foods, Inc. - Class A	800	42,720
		230,093
Personal Products — 0.4%
Nu Skin Enterprises, Inc. - Class A	400	24,532

Financials — 13.0%
Banks — 2.5%
BankUnited, Inc.	1,500	44,910
CenterState Bank Corporation	2,214	46,583
TCF Financial Corporation	3,600	70,164
		161,657
Capital Markets — 1.3%
Cohen & Steers, Inc.	1,600	54,912
State Street Corporation	500	31,535
		86,447
Consumer Finance — 3.0%
American Express Company	1,000	95,320
Discover Financial Services	800	47,184
Synchrony Financial	2,300	53,958
		196,462

42

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 99.0% (continued)	Shares	Value
Financials — 13.0% (continued)
Insurance — 5.5%
Aflac, Inc.	1,600	$72,896
National General Holdings Corporation	3,000	72,630
Progressive Corporation (The)	1,200	72,396
Reinsurance Group of America, Inc.	600	84,138
W.R. Berkley Corporation	700	51,737
		353,797
Thrifts & Mortgage Finance — 0.7%
Meridian Bancorp, Inc.	3,000	42,960

Health Care — 16.4%
Biotechnology — 0.8%
Gilead Sciences, Inc.	800	50,040

Health Care Equipment & Supplies — 0.9%
Varian Medical Systems, Inc. (a)	500	56,655

Health Care Providers & Services — 12.9%
Acadia Healthcare Company, Inc. (a)	2,000	51,420
AMN Healthcare Services, Inc. (a)	1,500	84,990
Cardinal Health, Inc.	1,100	49,060
Cigna Corporation	195	36,981
CVS Health Corporation	800	52,416
Encompass Health Corporation	1,400	86,380
HCA Healthcare, Inc.	800	99,560
Laboratory Corporation of America Holdings (a)	500	63,180
McKesson Corporation	400	44,188
MEDNAX, Inc. (a)	1,700	56,100
Quest Diagnostics, Inc.	800	66,616
Select Medical Holdings Corporation (a)	5,500	84,425
Tenet Healthcare Corporation (a)	3,600	61,704
		837,020
Life Sciences Tools & Services — 1.1%
Luminex Corporation	3,000	69,330

Pharmaceuticals — 0.7%
Jazz Pharmaceuticals plc (a)	400	49,584

43

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 99.0% (continued)	Shares	Value
Industrials — 13.5%
Air Freight & Logistics — 3.3%
C.H. Robinson Worldwide, Inc.	700	$58,863
Expeditors International of Washington, Inc.	800	54,472
Forward Air Corporation	1,000	54,850
Hub Group, Inc. - Class A (a)	1,300	48,191
		216,376
Airlines — 1.2%
Delta Air Lines, Inc.	1,600	79,840

Commercial Services & Supplies — 1.8%
Knoll, Inc.	3,500	57,680
Steelcase, Inc. - Class A	4,000	59,320
		117,000
Electrical Equipment — 1.7%
Generac Holdings, Inc. (a)	1,100	54,670
Sensata Technologies Holding plc (a)	1,200	53,808
		108,478
Professional Services — 3.3%
Navigant Consulting, Inc.	3,100	74,555
Resources Connection, Inc.	3,800	53,960
Robert Half International, Inc.	1,500	85,800
		214,315
Trading Companies & Distributors — 2.2%
Fastenal Company	1,200	62,748
MSC Industrial Direct Company, Inc. - Class A	1,000	76,920
		139,668
Information Technology — 22.1%
Communications Equipment — 4.1%
Cisco Systems, Inc.	1,900	82,327
F5 Networks, Inc. (a)	500	81,015
Juniper Networks, Inc.	2,000	53,820
Plantronics, Inc.	1,500	49,650
		266,812
Electronic Equipment, Instruments & Components — 4.9%
Corning, Inc.	3,000	90,630
Fabrinet (a)	2,000	102,620
Insight Enterprises, Inc. (a)	1,300	52,975
KEMET Corporation	4,200	73,668
		319,893

44

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

COMMON STOCKS — 99.0% (continued)	Shares	Value
Information Technology — 22.1% (continued)
IT Services — 6.9%
Akamai Technologies, Inc. (a)	1,000	$61,080
Cognizant Technology Solutions Corporation - Class A	1,100	69,828
EVERTEC, Inc.	3,300	94,710
Genpact Ltd.	2,800	75,572
Hackett Group, Inc. (The)	5,000	80,050
MAXIMUS, Inc.	1,000	65,090
		446,330
Semiconductors & Semiconductor Equipment — 1.1%
QUALCOMM, Inc.	1,200	68,292

Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.	300	47,322
HP, Inc.	4,000	81,840
Immersion Corporation (a)	8,000	71,680
NetApp, Inc.	1,200	71,604
Seagate Technology plc	1,400	54,026
		326,472
Materials — 1.1%
Chemicals — 1.1%
Valhi, Inc.	5,000	9,650
Westlake Chemical Corporation	900	59,553
		69,203
Utilities — 1.0%
Electric Utilities — 1.0%
Exelon Corporation	1,500	67,650

Total Common Stocks (Cost $6,659,688)		$6,406,417

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.3%	Contracts	Notional Amount	Value
S&P 500 Index Option, 03/15/2019 at $2,000 (Cost $20,559)	25	$6,267,125	$20,725

Total Investments at Value — 99.3% (Cost $6,680,247)			$6,427,142

45

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2018 (Unaudited)

MONEY MARKET FUNDS — 19.9%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.30% (b) (Cost $1,288,743)	1,288,743	$1,288,743

Total Investments and Money Market Funds at Value — 119.2% (Cost $7,968,990)		$7,715,885

Written Call Option Contracts — (19.8%)		(1,283,625)

Other Assets in Excess of Liabilities — 0.6%		38,171

Net Assets — 100.0%		$6,470,431

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2018.
See accompanying notes to financial statements.

Hussman Strategic Value Fund Schedule of Open Written Option Contracts
December 31, 2018 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
S&P 500 Index Option (Premiums received $1,536,324)	25	$6,267,125	$2,000	03/15/2019	$1,283,625

See accompanying notes to financial statements.

46

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2018 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At cost	$395,120,959	$211,841,965
At value (Note 1)	$362,404,050	$214,782,039
Investments in money market funds	158,213,209	17,953,948
Cash	549,450	—
Receivable for capital shares sold	683,350	169,720
Receivable for investment securities sold	26,662,103	—
Dividends and interest receivable	596,596	1,209,430
Reclaims receivable	8,509	—
Other assets	91,687	81,436
Total Assets	549,208,954	234,196,573

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $213,961,258)	196,875,600	—
Distributions payable	210,088	47,000
Payable for capital shares redeemed	737,225	165,842
Payable for investment securities purchased	7,726,956	—
Accrued investment advisory fees (Note 3)	195,235	75,325
Payable to administrator (Note 3)	34,300	24,300
Accrued professional fees	35,980	35,350
Other accrued expenses	111,250	2,424
Total Liabilities	205,926,634	350,241
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$343,282,320	$233,846,332

Net assets consist of:
Paid-in capital	$2,030,135,501	$314,493,548
Accumulated deficit	(1,686,853,181)	(80,647,216)
NET ASSETS	$343,282,320	$233,846,332

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	50,964,839	19,389,777

Net asset value, offering price and redemption price per share (a) (Note 1)	$6.74	$12.06

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

47

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2018 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Value Fund
ASSETS
Investments in securities:
At cost	$21,531,358	$6,680,247
At value (Note 1)	$19,195,117	$6,427,142
Investments in money market funds	1,616,490	1,288,743
Foreign currency, at value (Cost $262,040)	262,087	—
Receivable for capital shares sold	7	—
Receivable for investment securities sold	50,373	—
Dividends receivable	25,795	11,067
Reclaims receivable	114,060	527
Receivable from Adviser (Note 3)	—	30,631
Margin deposits for futures contracts (Note 1)	1,935,000	—
Other assets	44,969	41,459
Total Assets	23,243,898	7,799,569

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $1,536,324)	—	1,283,625
Variation margin payable (Notes 1 and 4)	9,400	—
Distributions payable	591	24
Payable for capital shares redeemed	73,721	354
Payable for investment securities purchased	397,861	—
Accrued investment advisory fees (Note 3)	4,867	—
Payable to administrator (Note 3)	7,275	6,485
Accrued professional fees	35,985	31,850
Other accrued expenses	14,066	6,800
Total Liabilities	543,766	1,329,138
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$22,700,132	$6,470,431

Net assets consist of:
Paid-in capital	$37,641,411	$7,378,343
Accumulated deficit	(14,941,279)	(907,912)
NET ASSETS	$22,700,132	$6,470,431

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,682,748	804,067

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.46	$8.05

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

48

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$4,474,051	$404,900
Foreign withholding taxes on dividends	(10,062)	(20,983)
Interest	—	1,945,593
Total Income	4,463,989	2,329,510

EXPENSES
Investment advisory fees (Note 3)	1,419,327	621,796
Transfer agent, account maintenance and shareholder services fees (Note 3)	127,484	71,650
Administration fees (Note 3)	110,261	86,961
Professional fees	73,295	51,931
Trustees’ fees and expenses (Note 3)	40,052	40,052
Insurance expense	31,762	28,520
Fund accounting fees (Note 3)	30,709	27,423
Custodian fees	38,291	14,409
Registration and filing fees	18,192	16,788
Printing of shareholder reports	18,875	14,800
Compliance service fees (Note 3)	16,105	13,075
Pricing fees	5,765	1,199
Interest expense (Note 7)	—	355
Other expenses	88,606	8,229
Total Expenses	2,018,724	997,188
Less fee reductions by the Adviser (Note 3)	(225,684)	(82,935)
Net Expenses	1,793,040	914,253

NET INVESTMENT INCOME	2,670,949	1,415,257

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	33,426,538	(2,001,004)
Written option contracts (Note 4)	11,275,059	—
Net change in unrealized appreciation (depreciation) on:
Investments	(48,507,997)	5,115,330
Written option contracts (Note 4)	18,587,804	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	14,781,404	3,114,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,452,353	$4,529,583

See accompanying notes to financial statements.

49

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2018 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Value Fund
INVESTMENT INCOME
Dividend income	$290,766	$84,461
Foreign withholding taxes on dividends	(22,737)	—
Total Income	268,029	84,461

EXPENSES
Investment advisory fees (Note 3)	121,514	30,161
Professional fees	52,380	48,031
Trustees' fees and expenses (Note 3)	40,052	40,052
Fund accounting fees (Note 3)	19,305	15,340
Custodian fees	25,329	3,851
Transfer agent, account maintenance and shareholder services fees (Note 3)	17,548	9,489
Administration fees (Note 3)	12,000	12,000
Pricing fees	16,632	1,701
Printing of shareholder reports	7,301	4,332
Compliance service fees (Note 3)	3,383	2,537
Insurance expense	3,072	871
Other expenses	5,177	10,265
Total Expenses	323,693	178,630
Less fee reductions and expense reimbursements by the Adviser (Note 3)	(68,084)	(136,731)
Net Expenses	255,609	41,899

NET INVESTMENT INCOME	12,420	42,562

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, WRITTEN OPTION CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	546,315	418,145
Written option contracts (Note 4)	—	171,075
Futures contracts (Note 4)	2,931,852	—
Foreign currency transactions	(16,256)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(4,384,119)	(1,076,103)
Written option contracts (Note 4)	—	279,203
Futures contracts (Note 4)	(277,149)	—
Foreign currency translation	(2,465)	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS, WRITTEN OPTION CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	(1,201,822)	(207,680)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,189,402)	$(165,118)

See accompanying notes to financial statements.

50

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018(a)
FROM OPERATIONS
Net investment income	$2,670,949	$2,755,479
Net realized gains (losses) from:
Investments	33,426,538	40,940,757
Written option contracts	11,275,059	(50,604,962)
Net change in unrealized appreciation (depreciation) on:
Investments	(48,507,997)	(5,381,857)
Written option contracts	18,587,804	(212,088)
Net increase (decrease) in net assets resulting from operations	17,452,353	(12,502,671)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,057,363)	(1,544,228)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,786,182	55,451,071
Net asset value of shares issued in reinvestment of distributions to shareholders	3,847,275	1,464,244
Proceeds from redemption fees collected (Note 1)	4,910	58,968
Payments for shares redeemed	(31,753,570)	(94,391,366)
Net increase (decrease) in net assets from capital share transactions	5,884,797	(37,417,083)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,279,787	(51,463,982)

NET ASSETS
Beginning of period	324,002,533	375,466,515
End of period	$343,282,320	$324,002,533

CAPITAL SHARE ACTIVITY
Shares sold	5,210,597	8,592,319
Shares reinvested	570,812	233,532
Shares redeemed	(5,007,010)	(14,823,897)
Net increase (decrease) in shares outstanding	774,399	(5,998,046)
Shares outstanding at beginning of period	50,190,440	56,188,486
Shares outstanding at end of period	50,964,839	50,190,440

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended June 30, 2018, all distributions to shareholders were from net investment income. As of June 30, 2018, accumulated net investment income was $1,381,557.

See accompanying notes to financial statements.

51

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018(a)
FROM OPERATIONS
Net investment income	$1,415,257	$2,469,640
Net realized losses from investments	(2,001,004)	(1,615,533)
Net change in unrealized appreciation (depreciation) on investments	5,115,330	(869,509)
Net increase (decrease) in net assets resulting from operations	4,529,583	(15,402)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,600,343)	(2,496,823)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,167,041	15,121,405
Net asset value of shares issued in reinvestment of distributions to shareholders	1,500,089	2,330,683
Proceeds from redemption fees collected (Note 1)	679	5,375
Payments for shares redeemed	(51,353,136)	(112,844,614)
Net decrease in net assets from capital share transactions	(43,685,327)	(95,387,151)

TOTAL DECREASE IN NET ASSETS	(40,756,087)	(97,899,376)

NET ASSETS
Beginning of period	274,602,419	372,501,795
End of period	$233,846,332	$274,602,419

CAPITAL SHARE ACTIVITY
Shares sold	521,485	1,256,190
Shares reinvested	127,103	194,932
Shares redeemed	(4,405,301)	(9,403,724)
Net decrease in shares outstanding	(3,756,713)	(7,952,602)
Shares outstanding at beginning of period	23,146,490	31,099,092
Shares outstanding at end of period	19,389,777	23,146,490

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended June 30, 2018, all distributions to shareholders were from net investment income. As of June 30, 2018, accumulated net investment income was $290,838.

See accompanying notes to financial statements.

52

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018(a)
FROM OPERATIONS
Net investment income	$12,420	$51,018
Net realized gains (losses) from:
Investments	546,315	3,259,143
Futures contracts	2,931,852	(1,880,950)
Foreign currency transactions	(16,256)	(34,273)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,384,119)	(1,530,243)
Futures contracts	(277,149)	533,577
Foreign currency translation	(2,465)	3,049
Net increase (decrease) in net assets resulting from operations	(1,189,402)	401,321

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(17,482)	(152,328)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	193,314	515,232
Net asset value of shares issued in reinvestment of distributions to shareholders	16,890	151,447
Proceeds from redemption fees collected (Note 1)	63	1,745
Payments for shares redeemed	(3,276,070)	(4,438,482)
Net decrease in net assets from capital share transactions	(3,065,803)	(3,770,058)

TOTAL DECREASE IN NET ASSETS	(4,272,687)	(3,521,065)

NET ASSETS
Beginning of period	26,972,819	30,493,884
End of period	$22,700,132	$26,972,819

CAPITAL SHARE ACTIVITY
Shares sold	22,435	57,943
Shares reinvested	1,997	17,017
Shares redeemed	(381,435)	(499,238)
Net decrease in shares outstanding	(357,003)	(424,278)
Shares outstanding at beginning of period	3,039,751	3,464,029
Shares outstanding at end of period	2,682,748	3,039,751

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended June 30, 2018, all distributions to shareholders were from net investment income. As of June 30, 2018, accumulated net investment income was $17,403.

See accompanying notes to financial statements.

53

Hussman Strategic Value Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018(a)
FROM OPERATIONS
Net investment income	$42,562	$37,752
Net realized gains (losses) from:
Investments	418,145	393,278
Written option contracts	171,075	(688,509)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,076,103)	315,450
Written option contracts	279,203	(63,310)
Net decrease in net assets resulting from operations	(165,118)	(5,339)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(44,443)	(37,085)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,316,773	284,489
Net asset value of shares issued in reinvestment of distributions to shareholders	44,350	37,077
Proceeds from redemption fees collected (Note 1)	833	15
Payments for shares redeemed	(913,336)	(930,577)
Net increase (decrease) in net assets from capital share transactions	448,620	(608,996)

TOTAL INCREASE (DECREASE) IN NET ASSETS	239,059	(651,420)

NET ASSETS
Beginning of period	6,231,372	6,882,792
End of period	$6,470,431	$6,231,372

CAPITAL SHARE ACTIVITY
Shares sold	159,280	34,465
Shares reinvested	5,468	4,466
Shares redeemed	(110,226)	(112,912)
Net increase (decrease) in shares outstanding	54,522	(73,981)
Shares outstanding at beginning of period	749,545	823,526
Shares outstanding at end of period	804,067	749,545

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended June 30, 2018, all distributions to shareholders were from net investment income. As of June 30, 2018, accumulated net investment income was $3,095.

See accompanying notes to financial statements.

54

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of period	$6.46		$6.68	$7.93	$8.70	$9.74	$10.49

Income (loss) from investment operations:
Net investment income	0.05		0.06	0.02	0.03	0.08	0.08
Net realized and unrealized gains (losses) on investments and written option contracts	0.31		(0.25)	(1.25)	(0.75)	(1.05)	(0.72)
Total from investment operations	0.36		(0.19)	(1.23)	(0.72)	(0.97)	(0.64)

Less distributions:
Dividends from net investment income	(0.08)		(0.03)	(0.02)	(0.05)	(0.07)	(0.11)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$6.74		$6.46	$6.68	$7.93	$8.70	$9.74

Total return (b)	5.58	%(c)	(2.81%)	(15.53%)	(8.34%)	(9.99%)	(6.11%)

Net assets at end of period (000’s)	$343,282		$324,003	$375,467	$580,503	$756,904	$1,137,305

Ratio of total expenses to average net assets	1.28	%(d)	1.23%	1.19%	1.15%	1.12%	1.12%

Ratio of net expenses to average net assets (e)	1.14	%(d)	1.13%	1.12%	1.09%	1.07%	1.07%

Ratio of net investment income to average net assets (e)	1.69	%(d)	0.82%	0.19%	0.34%	0.79%	0.43%

Portfolio turnover rate	61	%(c)	142%	209%	161%	107%	141%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

55

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of period	$11.86		$11.98	$12.44	$11.32	$11.63	$11.09

Income (loss) from investment operations:
Net investment income	0.07		0.10	0.02	0.04	0.05	0.16
Net realized and unrealized gains (losses) on investments	0.21		(0.12)	(0.46)	1.13	(0.27)	0.52
Total from investment operations	0.28		(0.02)	(0.44)	1.17	(0.22)	0.68

Less distributions:
Dividends from net investment income	(0.08)		(0.10)	(0.02)	(0.05)	(0.09)	(0.14)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$12.06		$11.86	$11.98	$12.44	$11.32	$11.63

Total return (b)	2.38	%(c)	(0.18%)	(3.50%)	10.33%	(1.86%)	6.19%

Net assets at end of period (000’s)	$233,846		$274,602	$372,502	$463,503	$485,015	$622,494

Ratio of total expenses to average net assets	0.80	%(d)	0.77%	0.75%	0.75%	0.73%	0.72%

Ratio of net expenses to average net assets (e)	0.74	%(d)	0.73%	0.72%	0.69%	0.66%	0.63%

Ratio of net investment income to average net assets (e)	1.14	%(d)	0.76%	0.12%	0.36%	0.38%	1.26%

Portfolio turnover rate	36	%(c)	63%	341%	129%	196%	216%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

56

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of period	$8.87		$8.80	$9.19	$8.57	$9.90	$9.74

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.02	0.01	(0.05)	0.17	0.05
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	(0.40)		0.10	(0.40)	0.67	(1.41)	0.18
Total from investment operations	(0.34)		0.12	(0.39)	0.62	(1.24)	0.23

Less distributions:
Dividends from net investment income	(0.07)		(0.05)	—	—	(0.09)	(0.07)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.46		$8.87	$8.80	$9.19	$8.57	$9.90

Total return (b)	(4.55	%)(c)	1.34%	(4.24%)	7.23%	(12.56%)	2.36%

Net assets at end of period (000's)	$22,700		$26,973	$30,494	$37,645	$42,325	$104,970

Ratio of total expenses to average net assets	2.53	%(d)	2.42%	2.26%	2.03%	1.61%	1.48%

Ratio of net expenses to average net assets (e)	2.00	%(d)	2.00%	2.00%	2.00%	1.61%	1.48%

Ratio of net investment income (loss) to average net assets (e)	0.10	%(d)	0.18%	0.25%	(0.05%)	0.98%	0.68%

Portfolio turnover rate	32	%(c)	61%	102%	107%	62%	59%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

57

Hussman Strategic Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2018 (Unaudited)		Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of period	$8.31		$8.36	$8.65	$9.30	$10.62	$10.43

Income (loss) from investment operations:
Net investment income	0.05		0.05	0.09	0.15	0.17	0.13
Net realized and unrealized gains (losses) on investments and written option contracts	(0.26)		(0.05)	(0.29)	(0.57)	(0.46)	0.18
Total from investment operations	(0.21)		(0.00)	(0.20)	(0.42)	(0.29)	0.31

Less distributions:
Dividends from net investment income	(0.05)		(0.05)	(0.09)	(0.15)	(0.18)	(0.12)
Distributions from net realized gains	—		—	—	(0.08)	(0.85)	—
Total distributions	(0.05)		(0.05)	(0.09)	(0.23)	(1.03)	(0.12)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.05		$8.31	$8.36	$8.65	$9.30	$10.62

Total return (b)	(2.47	%)(c)	(0.02%)	(2.32%)	(4.60%)	(2.83%)	2.96%

Net assets at end of period (000's)	$6,470		$6,231	$6,883	$7,009	$8,869	$10,799

Ratio of total expenses to average net assets	5.33	%(d)	5.63%	5.67%	4.71%	3.99%	2.09%

Ratio of net expenses to average net assets (e)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (e)	1.27	%(d)	0.59%	1.01%	1.70%	1.70%	0.86%

Portfolio turnover rate	29	%(c)	85%	118%	118%	106%	100%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 3).
See accompanying notes to financial statements.

58

Hussman Investment Trust Notes to Financial Statements
December 31, 2018 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with GAAP. Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

New Accounting Pronouncement — On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,”

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset values of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of December 31, 2018, all options held by Hussman Strategic Growth Fund and Hussman Strategic Value Fund have been valued in this manner. Options not traded on a

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

Investments representing shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their net asset values per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service.

As previously noted, the Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2018 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$354,157,700	$—	$—	$354,157,700
Call Option Contracts	—	174,600	—	174,600
Put Option Contracts	—	8,071,750	—	8,071,750
Money Market Funds	158,213,209	—	—	158,213,209
Total Investments in Securities and Money Market Funds	$512,370,909	$8,246,350	$—	$520,617,259

Other Financial Instruments:
Written Call Option Contracts	$—	$(196,875,600)	$—	$(196,875,600)
Total Other Financial Instruments	$—	$(196,875,600)	$—	$(196,875,600)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$45,176,919	$—	$—	$45,176,919
U.S. Treasury Obligations	—	159,939,045	—	159,939,045
Exchange-Traded Funds	9,666,075	—	—	9,666,075
Money Market Funds	17,953,948	—	—	17,953,948
Total Investments in Securities and Money Market Funds	$72,796,942	$159,939,045	$—	232,735,987

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$3,772,907	$15,422,210	$—	$19,195,117
Money Market Funds	1,616,490	—	—	1,616,490
Total Investments in Securities and Money Market Funds	$5,389,397	$15,422,210	$—	$20,811,607

Other Financial Instruments:
Futures Contracts Sold Short	$373,645	$—	$—	$373,645
Total Other Financial Instruments	$373,645	$—	$—	$373,645

Hussman Strategic Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$6,406,417	$—	$—	$6,406,417
Put Option Contracts	—	20,725	—	20,725
Money Market Funds	1,288,743	—	—	1,288,743
Total Investments in Securities and Money Market Funds	$7,695,160	$20,725	$—	$7,715,885

Other Financial Instruments:
Written Call Option Contracts	$—	$(1,283,625)	$—	$(1,283,625)
Total Other Financial Instruments	$—	$(1,283,625)	$—	$(1,283,625)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above.

As of December 31, 2018, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposures to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation

65

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2018 and June 30, 2018, proceeds from redemption fees, recorded in capital, totaled: $4,910 and $58,968, respectively, for Hussman Strategic Growth Fund; $679 and $5,375, respectively, for Hussman Strategic Total Return Fund; $63 and $1,745, respectively, for Hussman Strategic International Fund; and $833 and $15, respectively, for Hussman Strategic Value Fund.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the periods ended December 31, 2018 and June 30, 2018 was ordinary income.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficit as of December 31, 2018 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Net unrealized depreciation	$(32,030,407)	$(1,098,720)	$(2,341,346)	$(253,924)
Accumulated (distributions in excess of) ordinary income	205,230	59,503	(3,324)	1,240
Capital loss carryforwards	(1,717,667,818)	(78,999,211)	(15,797,035)	(1,525,883)
Other gains (losses)	62,849,902	(561,788)	3,201,017	870,679
Other temporary differences	(210,088)	(47,000)	(591)	(24)
Total accumulated deficit	$(1,686,853,181)	$(80,647,216)	$(14,941,279)	$(907,912)

The following information is based upon the federal income tax cost of investment securities as of December 31, 2018:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Cost of investments, money market funds, written option contracts and foreign currencies	$553,424,451	$233,834,707	$23,147,848	$7,969,643
Gross unrealized appreciation	$14,752,579	$5,916,723	$1,354,379	$490,733
Gross unrealized depreciation	(46,782,986)	(7,015,443)	(3,695,725)	(744,657)
Net unrealized depreciation	$(32,030,407)	$(1,098,720)	$(2,341,346)	$(253,924)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives disclosures and adjustments to basis on publicly traded partnerships and grantor trusts.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

As of June 30, 2018, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Expires June 30, 2019 – short-term	$824,973,031	$—	$—	$—
No expiration – short-term	664,806,100	64,660,078	15,797,035	1,039,147
No expiration – long-term	227,888,687	14,339,133	—	486,736
	$1,717,667,818	$78,999,211	$15,797,035	$1,525,883

These CLCFs may be utilized by the Funds in the current and future years to offset their net realized capital gains, if any.

Given the current net assets of Hussman Strategic Growth Fund, it is unlikely that the Fund will be able to utilize any of its CLCFs that expire in 2019. Such CLCFs cannot be utilized prior to the utilization of new CLCFs created after December 31, 2010, which have no expiration date.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally three years) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense, including interest and penalties, was recorded in the current year and no adjustments were made to the prior periods.

2. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2018, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $263,058,612 and $197,828,114, respectively, for Hussman Strategic Growth Fund; $34,511,117 and $19,522,049, respectively, for Hussman Strategic Total Return Fund; $7,044,679 and $6,748,321, respectively, for Hussman Strategic International Fund; and $3,120,217 and $1,838,225, respectively, for Hussman Strategic Value Fund.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Value Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

Effective November 1, 2018, the Adviser has contractually agreed that, until November 1, 2019, it will defer its advisory fees and/or absorb or reimburse operating expenses of the Funds to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 0.75%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets. These agreements remain in effect until at least November 1, 2019. Prior to November 1, 2018, the Adviser had contractually agreed to reduce its advisory fees or to absorb operating expenses of the Funds (excluding those fees and expenses noted above) to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund did not exceed annually an amount equal to 1.13%, 0.73%, 2.00% and 1.25%, respectively, of such Fund’s average daily net

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

assets. During the six months ended December 31, 2018, the Adviser reduced its advisory fees or reimbursed expenses in the amount of $225,684, $82,935, $68,084 and $136,731 with respect to Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund, respectively. As of December 31, 2018, the Adviser owed $30,631 to Hussman Strategic Value Fund pursuant to its agreement with that Fund.

Fee reductions and expense reimbursements by the Adviser pursuant to the Expense Limitation Agreements governing these arrangements are subject to future repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s, Hussman Strategic International Fund’s or Hussman Strategic Value Fund’s annual ordinary operating (excluding those fees and expenses noted above) expenses exceeding an amount equal to 1.07%, 0.63%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets, and provided further that the fee reductions or expenses which are the subject of the repayment were reduced or incurred (as applicable) within three years of such repayment. As of December 31, 2018, the amount of fee reductions and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund is $1,040,733, $459,832, $291,865 and $876,246, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2019	June 30, 2020	June 30, 2021	December 31, 2021
Hussman Strategic Growth Fund	$148,280	$347,554	$319,215	$225,684
Hussman Strategic Total Return Fund	$112,304	$138,941	$125,652	$82,935
Hussman Strategic International Fund	$13,453	$89,143	$121,185	$68,084
Hussman Strategic Value Fund	$148,074	$310,048	$281,393	$136,731

The Adviser may agree to continue after November 1, 2019, the current arrangement to limit the ordinary operating expenses of the Funds, or to implement a similar arrangement, but is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the six months ended December 31, 2018, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund paid $87,391, $46,799, $8,548 and $489, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2018**
Index call options purchased	Equity	Investments in securities at value	$174,600	$—	$99,603,429
Index put options purchased	Equity	Investments in securities at value	8,071,750	—	315,926,426
Index call options written	Equity	Written call options, at value	—	(196,875,600)	(313,626,285)

Hussman Strategic International Fund

			Fair Value*		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2018**
Futures contracts sold short	Equity	Variation margin receivable	$373,645	$—	$(20,706,079)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

**	The average monthly notional value generally represents the Fund’s derivative activity throughout the period.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

Hussman Strategic Value Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2018*
Index put options purchased	Equity	Investments in securities at value	$20,725	$—	$6,163,213
Index call options written	Equity	Written call options, at value	—	(1,283,625)	(6,163,213)

*	The average monthly notional value generally represents the Fund’s derivative contracts activity throughout the period.

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund during the six months ended December 31, 2018 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Index call options purchased	Equity	Net realized gains (losses) from investments	$ 3,450,580	Net change in unrealized appreciation (depreciation) on investments	$ 16,109
Index put options purchased	Equity	Net realized gains (losses) from investments	18,166,689	Net change in unrealized appreciation (depreciation) on investments	(570,726)
Index call options written	Equity	Net realized gains (losses) from written option contracts	11,275,059	Net change in unrealized appreciation (depreciation) on written option contracts	18,587,804

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	$ 2,931,852	Net change in unrealized appreciation (depreciation) on futures contracts	$ (277,149)

Hussman Strategic Value Fund

Type of Derivative	Risk	Location	Realized Gains	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$ 12,136	Net change in unrealized appreciation (depreciation) on investments	$ 750
Index call options written	Equity	Net realized gains (losses) from written option contracts	171,075	Net change in unrealized appreciation (depreciation) on written option contracts	279,203

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2018.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

75

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

The offsetting of financial liabilities and derivative liabilities as of December 31, 2018 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written call options at market value	$196,875,600	$—	$196,875,600	$—	$196,875,600
Total subject to a master netting or similar arrangement	$196,875,600	$—	$196,875,600	$—	$196,875,600

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin payable - futures contracts	$(9,400)	$—	$(9,400)	$9,400	$—
Total subject to a master netting or similar arrangement	$(9,400)	$—	$(9,400)	$9,400	$—

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented in the Statements of Assets and Liabilities.

Hussman Strategic Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written call options at market value	$1,283,625	$—	$1,283,625	$—	$1,283,625
Total subject to a master netting or similar arrangement	$1,283,625	$—	$1,283,625	$—	$1,283,625

76

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of December 31, 2018, Hussman Strategic Growth Fund had 46.1% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds incur additional indirect expenses due to acquired fund fees and expenses to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility

77

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

of a Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of December 31, 2018, Hussman Strategic Growth Fund had 24.4% and 20.2% of the value of its net assets invested in stocks within the Consumer Discretionary sector and the Information Technology sector, respectively; Hussman Strategic International Fund had 18.5% of the value of its net assets invested in stocks with the Industrials sector; and Hussman Strategic Value Fund had 22.1% of the value of its net assets invested in stocks within the Information Technology sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of December 31, 2018, investments by Hussman Strategic International Fund in issuers in the United Kingdom ( the “UK”) represented 15.6% of the value of its stock portfolio and investments by the Fund in issuers in countries within the European Union (the “EU”), including the UK, represented 52.7% of the value of its stock portfolio. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of

78

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

assistance may have negative long-them effects for the economies of those countries and other European countries. In June 2016, voters in the UK approved a referendum calling for the exit of the UK from the EU (a process commonly referred to as “Brexit”), and in March 2017, the UK triggered withdrawal procedures under which there would be a period of two years during which the terms of the UK’s exit from the EU would be negotiated. A treaty between the UK and the EU was subsequently negotiated to govern the terms of the UK’s withdrawal from the EU and under which there would be a 21-month transition period and arrangements intended to avoid significant disruptions to trade and financial markets that might otherwise result from the withdrawal. In January 2019, this treaty was rejected by the UK Parliament. It is thus increasingly likely that the UK withdrawal from the EU will occur on March 29, 2019, without any agreements governing trade between the UK and the EU and without any transition arrangements. If the UK leaves the EU without transition arrangements and without agreements on trade, finance and other matters, the UK will be required to trade with the EU under World Trade Organization rules, under which there would be customs and regulatory checks, and tariffs imposed on goods that the UK exports to the EU. These developments could have a negative impact on the UK economy and the economies of EU and other European countries and could result in greater volatility of global financial and currency markets. They may also result in depreciation of the British pound sterling and the Euro relative to the U.S. dollar, which would adversely affect the U.S. dollar values of investments of Hussman Strategic International Fund that are denominated in these currencies to the extent that the currency exposure of these investments is not fully hedged. There presently is considerable uncertainty regarding the impact of Brexit on the economies and financial markets of the UK and of EU and other European countries, and following Brexit, there may be an extended period of political and economic uncertainty and market volatility in the UK, the EU, other European countries and globally, which may adversely impact the prices and liquidity of securities held by Hussman Strategic International Fund.

As of December 31, 2018, Hussman Strategic International Fund had 19.7% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japenese companies.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the six months ended December 31, 2018, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the six months ended June 30, 2018, Hussman Strategic Growth Fund did not borrow under its line of credit. During the six months ended December 31, 2018, Hussman Strategic Total Return Fund incurred $355 of interest expense related to borrowings. The average debt outstanding and the average interest rate for days with borrowings for Hussman Total Return Fund during the six months ended December 31, 2018 were $13,897 and 5.0%, respectively. The largest outstanding borrowing during the six months ended December 31, 2018 for Hussman Total Return Fund was $2,000,000. As of December 31, 2018, Hussman Total Return Fund did not have any outstanding borrowings. Neither Hussman Strategic International Fund nor Hussman Strategic Value Fund currently has a bank line of credit.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and the Adviser (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

An omnibus motion to dismiss the actions filed by the individual creditors (the “Individual Creditor Actions”), but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust (the “Litigation Trustee Action”), was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing the Individual Creditor Actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the Hussman Entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the District Court’s decision on March 29, 2016. A petition of the individual creditors for rehearing or rehearing en banc was denied by the Second Circuit on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint in the Litigation Trustee Action that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. A global motion to dismiss this action was filed on behalf of all shareholder defendants on May 23, 2014 and the District Court issued an opinion and order granting the motion to dismiss on January 6, 2017. The Litigation Trustee has indicated that he intends either to file a motion for leave to amend his claim for intentional fraudulent conveyance or to seek certification of an interlocutory appeal of the dismissal of that claim.

On July 18, 2017, the Litigation Trustee requested a pre-motion conference in the District Court on a proposed motion to amend his complaint in the Litigation Trustee Action to add a claim for constructive fraudulent conveyance against the shareholder defendants based on the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). The Litigation Trustee also requested that the District Court defer certification of an interlocutory appeal from the Court’s dismissal of the Litigation Trustee’s intentional fraudulent conveyance claim.

Although the District Court denied the Litigation Trustee’s motion to amend its complaint on August 24, 2017, the Litigation Trustee renewed the motion to amend on March 8, 2018, based on the Supreme Court’s decision in Merit Management. That motion has been stayed by the District Court pending action by the Second Circuit in the Individual Creditor Actions.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2018 (Unaudited)

On April 10, 2018, the plaintiffs in the Individual Creditor Actions filed a motion requesting that the Second Circuit recall its mandate, vacate its prior decision, and remand the actions to the District Court for further proceedings in light of the Supreme Court’s decision in Merit Management. The Second Circuit issued an order recalling the mandate “in anticipation of further panel review” on May 16, 2018.

The lawsuits allege no misconduct by the Hussman Entities, and each of them intends to defend itself vigorously in the lawsuits. Although the outcome of these proceedings cannot be predicted, the adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (representing, as of December 31, 2018, approximately 8.6% of the Fund’s net assets), plus interest. If the proceedings are decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of judgments or settlements by the Fund in connection with the proceedings could have a material adverse effect on its net asset value per share.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

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Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2018 – December 31, 2018).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended December 31, 2018, annualized, after fee reductions. Actual expenses of the Funds

84

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

in future periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$1,000.00	$ 1,055.80	1.14%	$ 5.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.46	1.14%	$ 5.80
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$1,000.00	$ 1,023.80	0.74%	$ 3.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.48	0.74%	$ 3.77
Hussman Strategic International Fund
Based on Actual Fund Return	$1,000.00	$ 954.50	2.00%	$ 9.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,015.12	2.00%	$ 10.16
Hussman Strategic Value Fund
Based on Actual Fund Return	$1,000.00	$ 975.30	1.25%	$ 6.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.90	1.25%	$ 6.36

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

85

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed under Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	February 25, 2019

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	February 25, 2019

*	Print the name and title of each signing officer under his or her signature.